Exhibit 10.2

ASCENT SOLAR TECHNOLOGIES, INC.

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NOTE PURCHASE AGREEMENT

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ASCENT SOLAR TECHNOLOGIES, INC.

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (the “Agreement”) is made as of the 4th day of September, 2015 (the “Effective Date”) by and among ASCENT SOLAR TECHNOLOGIES, INC., a Delaware corporation (the “Company”), and the persons and entities named on the Schedule of Purchasers attached hereto as Exhibit A (individually a “Purchaser,” and collectively, the “Purchasers”).
RECITAL:

To provide the Company with additional resources to conduct its business, the Purchasers are willing to loan to the Company an aggregate amount of $2,000,000 dollars, subject to the conditions specified herein.
AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and Purchasers, intending to be legally bound, hereby agree as follows:

1.	AMOUNT AND TERMS OF THE LOAN(S); ISSUANCE OF WARRANTS
1.1    The Loan(s). Subject to the terms of this Agreement, each Purchaser agrees, severally and not jointly, to lend to the Company at the Closing (as hereinafter defined) the amount set forth opposite each such Purchaser’s name on the Schedule of Purchasers attached as Exhibit A hereto (each, a “Loan Amount” and collectively the “Total Loan Amount”) against the issuance and delivery by the Company of a convertible promissory note or notes for such amount(s), in substantially the form attached hereto as Exhibit B (each, a “Note,” and collectively, the “Notes”). The Company agrees to grant the Purchasers a security interest in certain of the Company’s assets to secure the Company’s performance under the Notes.
1.2    Conversion. The principal and all accrued and unpaid interest under each Note may, solely at the election of each Purchaser, be converted into shares of the Company’s Common Stock as provided in the applicable Note.

2.	THE CLOSING
2.1    Closing Date(s). The closing of the initial sale and purchase of the Notes (the “Initial Closing”, and collectively with any Subsequent Closing (as defined below), the “Closing”) shall be held as of the date hereof (the “Initial Closing Date”).

2.2    Delivery. At the Closing (i) each Purchaser shall deliver to the Company a check or wire transfer funds in the amount of its Loan Amount; and (ii) the Company shall issue and deliver to Purchaser a Note in favor of Purchaser payable in the principal amount of Purchaser’s Loan Amount.
2.3    Subsequent Sales of Notes. The Company shall have the right until September 30, 2015 to issue and sell up to the remaining balance of the Total Loan Amount of the Notes not sold at the Initial Closing to such persons as the Company may determine, in its sole discretion, on the same terms and conditions as set forth in this Agreement. Each such issuance and sale shall be effected, if at all, by the execution and delivery by the new purchaser of this Agreement, which will have the effect of amending this Agreement to add such purchaser as an additional “Purchaser,” having the rights and obligations described hereunder. The Initial Closing and the other subsequent closings in accordance with this Section 2.3 (a “Subsequent Closing”) are referred to herein as a “Closing.” The Initial Closing Date and the date of any Subsequent Closing are referred to herein as a “Closing Date.” All persons acquiring Notes subsequent to the Initial Closing (if they are not already parties hereto) shall become parties to this Agreement by executing and delivering this Agreement. Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to effect any Subsequent.

3.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY
As of the Initial Closing and each Subsequent Closing, except as set forth on any Schedule of Exceptions attached hereto, the Company hereby represents and warrants to each Purchaser as follows:
3.1    Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.
3.2    Corporate Power. The Company has and will have at the Initial Closing and each Subsequent Closing all requisite corporate power to execute and deliver this Agreement, the Notes and the Security Agreement relating thereto (collectively, the “Transaction Agreements”), and to carry out and perform its obligations under the terms of this Agreement and under the terms of the other Transaction Agreements.
3.3    Authorization. All corporate action on the part of the Company, its directors and its shareholders necessary for the authorization, execution, delivery by the Company of the Transactions Agreements and the performance of the Company’s obligations hereunder and thereunder, including the issuance and delivery of the Notes and the reservation of the capital stock issuable upon conversion of the Notes. This Agreement and the other Transaction Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, (a) subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors; (b) with respect to rights to indemnity, subject to federal and state securities laws, and (c) subject to general principles of equity that restrict the availability of equitable remedies. The capital stock of the Company issuable upon conversion of the Notes (such capital stock, collectively with the Notes, the “Securities”), when issued in compliance with the provisions of this Agreement and the Notes, will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.
3.4    Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby, shall have been obtained and will be effective at the Closing.
3.5    Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Notes will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

3.6    Disclosure. The Company has provided Purchaser with all the information regarding the Company reasonably available to it that Purchaser has requested for deciding whether to purchase the Securities.

4.	REPRESENTATIONS AND WARRANTIES OF THE PURCHASER
As of the Closing, each Purchaser hereby represents and warrants to the Company, severally and not jointly , as follows:
4.1    Purchase for Own Account. Purchaser represents that it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.
4.2    Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, Purchaser hereby: (i) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.
4.3    Ability to Bear Economic Risk. Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.
4.4    Further Limitations on Disposition. Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:
(a)    There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or
(b)    The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel (which may be counsel to the Company), reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws, provided that no such opinion shall be required for dispositions in compliance with Rule 144, except in extraordinary circumstances.
(c)    Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for any transfer by Purchaser to the partners, members, retired partners, retired members, stockholders, and affiliates of Purchaser or the estates and immediate family members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing persons, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Purchaser hereunder.
4.5    Accredited Investor Status. Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

5.	CONDITIONS TO CLOSING OF THE PURCHASER
Purchaser’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing, of all of the following conditions, any of which may be waived in whole or in part by the Purchaser:

5.1    Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall have been true and correct when made, and shall be true and correct on the Closing.
5.2    Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes and the Warrant.
5.3    Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Purchaser, of the Notes shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.
5.4    Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.
5.5    Transaction Documents. The Company shall have duly executed and delivered to the Purchaser the following documents:
(a)    This Agreement;
(b)    Each Note issued hereunder; and
(c)    The Security Agreement relating to the the collateral securing the obligations under the Notes.

6.	CONDITIONS TO OBLIGATIONS OF THE COMPANY
The Company’s obligation to issue and sell the Notes at the Closing is subject to the fulfillment, on or prior to the date of the Closing, of the following conditions, any of which may be waived in whole or in part by the Company:
6.1    Representations and Warranties. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing.
6.2    Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Notes.

6.3    Legal Requirements. At the Closing, the sale and issuance by the Company, and the purchase by the Purchaser, of the Notes shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.
6.4    Purchase Price. Purchaser shall have delivered to the Company the Loan Amount in respect of the Note being purchased by Purchaser referenced in Section 1 hereof.

7.	MISCELLANEOUS
7.1    Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
7.2    Registration, Transfer and Replacement of the Notes. The Notes issuable under this Agreement shall be registered notes. The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Notes. Prior to presentation of any Note for registration of transfer, the Company shall treat the person in whose name such Note is registered as the owner and holder of such Note for all purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. The holder of any Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s chief executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal amount requested by such holder, dated the date of the Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date of such Note.
7.3    Successors and Assigns. The rights and obligations of the Company and the Purchaser shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.
7.4    Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Purchaser.

7.5    Separability of Agreements; Severability of this Agreement. The Company’s agreement with each of the Purchasers is a separate agreement and the sale and issuance of the Note(s) to each of the Purchasers is a separate transaction. Unless otherwise expressly provided herein, the rights of each Purchaser hereunder are several rights, not rights jointly held with any of the other Purchasers. Any invalidity, illegality or limitation on the enforceability of this Agreement or any part hereof by any Purchaser, whether arising by reason of the law of the respective Purchaser’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to the other Purchasers. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
7.6    Governing Law. This Agreement shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents, made and to be performed entirely within the State of Colorado, without giving effect to conflicts of laws principles.
7.7    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
7.8    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
7.9    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient to the address on file in the books and records of the Company, and if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, within the United States, (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, within the United States, or (e) upon actual delivery if mailed or otherwise delivered in hard copy outside the Unites States. All communications shall be sent to the Company at 12300 Grant Street, Thornton, CO 80241, and to Purchaser at the address(es) set forth on the signature page hereto or at such other address(es) as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.
7.10    Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchasers then-holding at least a majority in interest of the outstanding Total Loan Amount (the “Majority Holders”). Any provision of the Notes may be amended or waived by the written consent of the Majority Holders; provided, however, that no amendment or waiver shall materially and adversely affect the rights of any Purchaser or group of Purchasers in a manner different from all Purchasers without the written consent of the Purchaser or group of Purchasers so materially and adversely affected.

7.11    Fees and Expenses. The Company and each Purchaser shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.
7.12    Delays or Omissions. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to each Purchaser, upon any breach or default of the Company under this Agreement or any Note shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character by a Purchaser of any breach or default under this Agreement, or any waiver by any Purchaser of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchasers, shall be cumulative and not alternative
7.13    Entire Agreement. This Agreement together with the other Transaction Agreements constitute and contain the entire agreement among the Company and Purchasers and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this NOTE PURCHASE AGREEMENT as of the date first written above.

COMPANY: ASCENT SOLAR TECHNOLOGIES, INC. By: /s/ Victor Lee Name: Victor Lee Title: Chief Executive Officer	PURCHASER: GLOBAL ICHIBAN LIMITED By: /s/ Ashley Ong Name: Ashley Ong Title: Authorized Signatory

PURCHASER: SENG WEI SEOW By: /s/ Seng Wei Seow Name: Seng Wei Seow

SIGNATURE PAGE TO NOTE PURCHASE AGREEMENT

SCHEDULES AND EXHIBITS

Exhibit A:    Schedule of Purchasers
Exhibit B:    Form of Secured Convertible Promissory Note Form of Warrant

Exhibit A

Schedule of Purchasers

NAME AND ADDRESS OF PURCHASER:	NOTE AMOUNT:	Closing Date:
Global Ichiban Limited	$1,000,000	September 4, 2015
Seng Wei Seow	$500,000	September 4, 2015

Exhibit B

Form of Secured Convertible Promissory Note